UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MIDLAND STATES BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/MSBI or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by April 30, 2021 at 11:59 PM, central time. Important Notice Regarding the Availability of Proxy Materials for the Midland States Bancorp, Inc. Shareholder Meeting to be Held on May 3, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement and annual report on Form 10-K for the year ended December 31, 2020 are available at: www.envisionreports.com/MSBI Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/MSBI Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 23, 2021 to facilitate timely delivery. + 2 N O T C O Y 03EXLB MMMMMMMMM Shareholder Meeting Notice1234 5678 9012 345

Midland States Bancorp, Inc.’s Annual Meeting of Shareholders will be held on May 3, 2021 at the Holiday Inn, located at 1301 Avenue of Mid-America, Effingham, Illinois 62401, at 5:30 p.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. To elect four Class II directors, each for a term expiring at the 2024 annual meeting of shareholders. 01 - Jeffrey G. Ludwig 02 - Deborah A. Golden 03 - Dwight A. Miller 04 - Robert F. Schultz To approve, on a non-binding, advisory basis, the compensation of certain executive officers To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2021 To transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting 2. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a paper or email copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/MSBI. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Midland States Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 23, 2021. — — — Shareholder Meeting Notice